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SUPPLEMENT DATED AUGUST 1, 2003 TO THE PROSPECTUS DATED MARCH 1, 2003 FOR:


     o    AXA PREMIER FUNDS TRUST

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This Supplement updates certain information contained in the Prospectus dated
March 1, 2003, of AXA Premier Funds Trust ("Trust"). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.


                          AXA PREMIER MONEY MARKET FUND

The information provided below replaces the information regarding the portfolio managers (including their business experience) of Alliance Capital Management L.P. ("Alliance Capital"), the sub-adviser of AXA Premier Money Market Fund, located in the table under the headings "Sub-Adviser(s) and Portfolio Manager(s)" and "Business Experience" in the section entitled "MANAGEMENT TEAM - The Manager and the Sub-advisers."

          John F. Chiodi has been a Vice President and Portfolio Manager of Alliance Capital since 1996. Mr. Chiodi has been associated with Alliance Capital since 1989.

          Raymond J. Papera has been a Senior Vice President and Portfolio Manager of Alliance Capital since 1996. Mr. Papera has been associated with Alliance Capital since 1990.